EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; 15yr Alta; '; '; '; '; '; Conforming; high
================================================================================


-------------------------------------------------------------------------
Pool Summary                          COUNT                UPB         %
-------------------------------------------------------------------------
Conforming                              385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Adjusted Balance: $47,129,840.13
Data as of Date: 2004-07-01
GROSS WAC: 6.2306%
NET WAC: 5.893%
% SF/PUD: 83.74%
% FULL/ALT: 3.07%
% CASHOUT: 58.62%
% PURCHASE: 16.71%
% INVESTOR: 0.00%
% BUYDOWN: 0.06%
% LTV > 80 NO MI: 0.00%
WA LTV: 71.04%
% FICO > 679: 53.05%
% NO FICO: 0.00%
WA FICO: 686
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 60.17%
CALIFORNIA %: 16.48%
Latest Maturity Date: 20190701
Loans with Prepay Penalties: 60.17%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Product Type                          COUNT                UPB         %
-------------------------------------------------------------------------
15 YR FXD                               385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Original Balance                      COUNT                UPB         %
-------------------------------------------------------------------------
$0.01 - $50,000.00                       45      $1,697,356.00      3.46%
$50,000.01 - $100,000.00                119       9,377,028.00     19.11
$100,000.01 - $150,000.00                96      11,826,854.00     24.10
$150,000.01 - $200,000.00                70      12,100,374.00     24.66
$200,000.01 - $250,000.00                33       7,328,972.00     14.94
$250,000.01 - $300,000.00                13       3,530,950.00      7.20
$300,000.01 - $350,000.00                 5       1,632,200.00      3.33
$350,000.01 - $400,000.00                 2         709,000.00      1.44
$400,000.01 - $450,000.00                 2         867,000.00      1.77
-------------------------------------------------------------------------
Total:                                  385     $49,069,734.00    100.00%
-------------------------------------------------------------------------
Minimum: $10,710.00
Maximum: $440,000.00
Average: $127,453.85
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Unpaid Balance                        COUNT                UPB         %
-------------------------------------------------------------------------
$0.01 - $50,000.00                       48      $1,815,047.00      3.76%
$50,000.01 - $100,000.00                129      10,463,465.00     21.65
$100,000.01 - $150,000.00                97      12,422,313.00     25.71
$150,000.01 - $200,000.00                62      11,012,588.00     22.79
$200,000.01 - $250,000.00                36       8,320,466.00     17.22
$250,000.01 - $300,000.00                 7       2,101,835.00      4.35
$300,000.01 - $350,000.00                 3         975,639.00      2.02
$350,000.01 - $400,000.00                 1         355,000.00      0.73
$400,000.01 - $450,000.00                 2         858,189.00      1.78
-------------------------------------------------------------------------
Total:                                  385     $48,324,542.00    100.00%
-------------------------------------------------------------------------
Minimum: $10,592.95
Maximum: $432,673.32
Average: $125,518.29
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Gross Rate                            COUNT                UPB         %
-------------------------------------------------------------------------
5.501% - 5.750%                          74      $9,958,479.00     21.13%
5.751% - 6.000%                         102      12,471,261.00     26.46
6.001% - 6.250%                          64       6,812,862.00     14.46
6.251% - 6.500%                          47       5,351,836.00     11.36
6.501% - 6.750%                          32       4,052,843.00      8.60
6.751% - 7.000%                          46       6,396,728.00     13.57
7.001% - 7.250%                           8       1,094,416.00      2.32
7.251% - 7.500%                           6         474,652.00      1.01
7.501% - 7.750%                           5         367,130.00      0.78
8.001% - 8.250%                           1         149,633.00      0.32
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 8.250%
Weighted Average: 6.231%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Rate                              COUNT                UPB         %
-------------------------------------------------------------------------
4.001% - 4.250%                           1         $87,380.00      0.19%
5.001% - 5.250%                           6         817,613.00      1.73
5.251% - 5.500%                          93      11,601,767.00     24.62
5.501% - 5.750%                         102      12,660,610.00     26.86
5.751% - 6.000%                          61       6,605,695.00     14.02
6.001% - 6.250%                          39       4,789,655.00     10.16
6.251% - 6.500%                          41       5,510,497.00     11.69
6.501% - 6.750%                          27       3,578,257.00      7.59
6.751% - 7.000%                           8         880,403.00      1.87
7.001% - 7.250%                           5         280,382.00      0.59
7.251% - 7.500%                           1         167,949.00      0.36
7.751% - 8.000%                           1         149,633.00      0.32
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 4.055%
Maximum: 7.875%
Weighted Average: 5.893%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Original Term to Maturity             COUNT                UPB         %
-------------------------------------------------------------------------
121 - 180                               385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 20, 2004 14:41                 Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; 15yr Alta; '; '; '; '; '; Conforming; high
================================================================================


-------------------------------------------------------------------------
Remaining Term to Stated Maturity     COUNT                UPB         %
-------------------------------------------------------------------------
121 - 180                               385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 147
Maximum: 180
Weighted Average: 176
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Seasoning                             COUNT                UPB         %
-------------------------------------------------------------------------
<= 0                                      9        $892,592.00      1.89%
1 - 1                                    52       7,441,704.00     15.79
2 - 2                                    47       6,282,768.00     13.33
3 - 3                                    37       4,308,105.00      9.14
4 - 4                                    26       3,394,999.00      7.20
5 - 5                                    48       6,284,623.00     13.33
6 - 6                                    64       7,633,347.00     16.20
7 - 12                                  101      10,635,561.00     22.57
25 - 36                                   1         256,140.00      0.54
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 0
Maximum: 33
Weighted Average: 4
-------------------------------------------------------------------------

-------------------------------------------------------------------------
FICO Scores                           COUNT                UPB         %
-------------------------------------------------------------------------
550 - 559                                 1         $81,200.00      0.17%
580 - 589                                 4         484,021.00      1.03
590 - 599                                 5         735,223.00      1.56
600 - 609                                 5       1,015,930.00      2.16
610 - 619                                 5         715,179.00      1.52
620 - 629                                23       2,895,510.00      6.14
630 - 639                                17       2,025,885.00      4.30
640 - 649                                34       3,870,108.00      8.21
650 - 659                                26       3,615,194.00      7.67
660 - 669                                24       3,001,707.00      6.37
670 - 679                                30       3,686,269.00      7.82
680 - 689                                25       2,842,303.00      6.03
690 - 699                                35       4,342,448.00      9.21
700 - 709                                25       3,008,274.00      6.38
710 - 719                                30       4,090,938.00      8.68
720 - 729                                16       1,912,711.00      4.06
730 - 739                                20       2,248,000.00      4.77
740 - 749                                17       2,019,476.00      4.28
750 - 759                                 5         276,964.00      0.59
760 - 769                                 7         930,127.00      1.97
770 - 779                                13       1,400,867.00      2.97
780 - 789                                10         900,728.00      1.91
790 - 799                                 5         829,589.00      1.76
800 - 809                                 3         201,188.00      0.43
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 556
Maximum: 805
Weighted Average: 686
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Loan To Value Ratio                   COUNT                UPB         %
-------------------------------------------------------------------------
10.001% - 15.000%                         3        $135,410.00      0.29%
15.001% - 20.000%                         5         212,386.00      0.45
20.001% - 25.000%                         4         584,968.00      1.24
25.001% - 30.000%                         6         449,422.00      0.95
30.001% - 35.000%                        11         997,727.00      2.12
35.001% - 40.000%                        15       1,599,998.00      3.39
40.001% - 45.000%                        17       1,768,638.00      3.75
45.001% - 50.000%                        15       1,615,018.00      3.43
50.001% - 55.000%                        15       2,305,837.00      4.89
55.001% - 60.000%                        25       2,859,026.00      6.07
60.001% - 65.000%                        19       2,376,307.00      5.04
65.001% - 70.000%                        35       4,469,737.00      9.48
70.001% - 75.000%                        39       5,366,134.00     11.39
75.001% - 80.000%                        58       7,805,598.00     16.56
80.001% - 85.000%                        20       2,098,468.00      4.45
85.001% - 90.000%                        62       7,816,207.00     16.58
90.001% - 95.000%                        35       4,412,820.00      9.36
95.001% - 100.000%                        1         256,140.00      0.54
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 13.23%
Maximum: 100.00%
Weighted Average: 71.04%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Combined Loan To Value Ratio          COUNT                UPB         %
-------------------------------------------------------------------------
10.001% - 15.000%                         3        $135,410.00      0.29%
15.001% - 20.000%                         5         212,386.00      0.45
20.001% - 25.000%                         4         584,968.00      1.24
25.001% - 30.000%                         6         449,422.00      0.95
30.001% - 35.000%                        11         997,727.00      2.12
35.001% - 40.000%                        14       1,361,589.00      2.89
40.001% - 45.000%                        17       1,768,638.00      3.75
45.001% - 50.000%                        15       1,615,018.00      3.43
50.001% - 55.000%                        15       2,305,837.00      4.89
55.001% - 60.000%                        25       2,859,026.00      6.07
60.001% - 65.000%                        19       2,376,307.00      5.04
65.001% - 70.000%                        36       4,708,146.00      9.99
70.001% - 75.000%                        39       5,366,134.00     11.39
75.001% - 80.000%                        58       7,805,598.00     16.56
80.001% - 85.000%                        20       2,098,468.00      4.45
85.001% - 90.000%                        62       7,816,207.00     16.58
90.001% - 95.000%                        35       4,412,820.00      9.36
95.001% - 100.000%                        1         256,140.00      0.54
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 13.23%
Maximum: 100.00%
Weighted Average: 71.22%
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 20, 2004 14:41                 Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; 15yr Alta; '; '; '; '; '; Conforming; high
================================================================================


-------------------------------------------------------------------------
DTI                                   COUNT                UPB         %
-------------------------------------------------------------------------
<= 0.000%                               333     $39,112,178.00     82.99%
0.001% - 1.000%                           2         288,601.00      0.61
16.001% - 21.000%                         1          67,706.00      0.14
21.001% - 26.000%                         5         612,502.00      1.30
26.001% - 31.000%                         4         983,994.00      2.09
31.001% - 36.000%                        16       2,687,788.00      5.70
36.001% - 41.000%                         7       1,181,601.00      2.51
41.001% - 46.000%                         7         783,643.00      1.66
46.001% - 51.000%                         3         545,936.00      1.16
51.001% - 56.000%                         2         274,428.00      0.58
56.001% - 61.000%                         3         374,555.00      0.79
96.001% - 101.000%                        1          42,160.00      0.09
201.001% >=                               1         174,748.00      0.37
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 56.547%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Geographic Concentration              COUNT                UPB         %
-------------------------------------------------------------------------
California                               58      $7,764,710.00     16.48%
New York                                 39       7,002,363.00     14.86
Florida                                  41       4,267,660.00      9.06
Arizona                                  25       2,523,285.00      5.35
Texas                                    23       2,214,693.00      4.70
New Jersey                               12       1,927,696.00      4.09
Nevada                                   11       1,600,872.00      3.40
Virginia                                 11       1,581,242.00      3.36
Maryland                                  9       1,351,664.00      2.87
Illinois                                  9       1,105,164.00      2.34
Pennsylvania                             11       1,098,237.00      2.33
Oregon                                    6         982,716.00      2.09
Missouri                                 10         967,905.00      2.05
Louisiana                                10         888,573.00      1.89
Michigan                                  8         872,479.00      1.85
Washington                                5         816,460.00      1.73
Utah                                      6         794,608.00      1.69
Nebraska                                  7         660,407.00      1.40
Oklahoma                                  8         656,242.00      1.39
Massachusetts                             4         594,320.00      1.26
Montana                                   6         554,818.00      1.18
Connecticut                               4         539,820.00      1.15
Arkansas                                  5         537,669.00      1.14
Ohio                                      6         525,575.00      1.12
Georgia                                   4         522,875.00      1.11
Wisconsin                                 5         483,376.00      1.03
Indiana                                   6         481,445.00      1.02
Mississippi                               5         458,673.00      0.97
Wyoming                                   5         443,724.00      0.94
District Of Columbia                      1         432,673.00      0.92
North Carolina                            4         419,569.00      0.89
Colorado                                  4         371,781.00      0.79
New Mexico                                2         244,945.00      0.52
Idaho                                     3         219,249.00      0.47
Tennessee                                 2         210,436.00      0.45
Alaska                                    1         208,386.00      0.44
Minnesota                                 1         200,560.00      0.43
Iowa                                      2         179,729.00      0.38
Alabama                                   2         109,697.00      0.23
Hawaii                                    1         108,000.00      0.23
South Carolina                            1         107,825.00      0.23
South Dakota                              2          97,720.00      0.21
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
North-South CA                        COUNT                UPB         %
-------------------------------------------------------------------------
States Not CA                           327     $39,365,130.00     83.52%
South CA                                 44       5,692,821.00     12.08
North CA                                 14       2,071,889.00      4.40
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Zip Code Concentration                COUNT                UPB         %
-------------------------------------------------------------------------
14221                                     2        $489,687.00      1.04%
20003                                     1         432,673.00      0.92
11362                                     1         425,516.00      0.90
91701                                     2         363,353.00      0.77
11416                                     1         355,000.00      0.75
Other                                   378      45,063,611.00     95.62
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 20, 2004 14:41                 Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; 15yr Alta; '; '; '; '; '; Conforming; high
================================================================================


-------------------------------------------------------------------------
Loan Purpose                          COUNT                UPB         %
-------------------------------------------------------------------------
Cash Out Refi                           213     $27,626,020.00     58.62%
Rate & Term Refi                        101      11,626,347.00     24.67
Purchase                                 71       7,877,473.00     16.71
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Cashout Indicator                     COUNT                UPB         %
-------------------------------------------------------------------------
No                                      172     $19,503,820.00     41.38%
Yes                                     213      27,626,020.00     58.62
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Document Type                         COUNT                UPB         %
-------------------------------------------------------------------------
No Doc                                  265     $30,089,783.00     63.84%
No Income No Asset                       53       7,062,876.00     14.99
Stated Income Full Asset                 30       5,110,343.00     10.84
No Income Verified                       12       1,729,566.00      3.67
Full                                     13       1,191,236.00      2.53
Stated Doc                                4         725,972.00      1.54
No Ratio                                  4         614,523.00      1.30
Full Doc DU/LP                            3         349,401.00      0.74
Alternate                                 1         256,140.00      0.54
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Property Type                         COUNT                UPB         %
-------------------------------------------------------------------------
Single Family                           327     $38,491,310.00     81.67%
Two Family                               20       3,291,964.00      6.98
Three Family                              5       1,208,622.00      2.56
Low Rise Condo (2-4 floors)              11       1,087,597.00      2.31
Pud                                       6         900,487.00      1.91
Condomimium                               3         512,695.00      1.09
Four Family                               3         494,511.00      1.05
High Rise Condo (gt 8 floors)             3         459,603.00      0.98
Coop                                      5         376,566.00      0.80
Townhouse                                 1         231,743.00      0.49
Single Family Attached                    1          74,742.00      0.16
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Occupancy                             COUNT                UPB         %
-------------------------------------------------------------------------
Owner Occupied                          361     $44,910,911.00     95.29%
Second Home                              24       2,218,929.00      4.71
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Prepayment Penalty (Months)           COUNT                UPB         %
-------------------------------------------------------------------------
0.000                                   135     $18,774,145.00     39.83%
12.000                                    1         179,374.00      0.38
24.000                                  198      22,085,022.00     46.86
36.000                                   36       4,233,048.00      8.98
60.000                                   15       1,858,251.00      3.94
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
wa Term: 16.891
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Balloon Flag                          COUNT                UPB         %
-------------------------------------------------------------------------
Not a Balloon Loan                      385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Lien Position                         COUNT                UPB         %
-------------------------------------------------------------------------
1                                       385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Mortgage Ins.                         COUNT                UPB         %
-------------------------------------------------------------------------
Amerin                                   65      $8,090,607.00     17.17%
CommonWealth (CMAC)                       1          67,706.00      0.14
GEMICO                                    1         233,104.00      0.49
Lender Paid MI                            2         343,521.00      0.73
MGIC                                      2         147,656.00      0.31
PMI Mortgage Insurance                   36       4,699,469.00      9.97
Radian Guaranty                           1          85,761.00      0.18
Republic Mortgage Insurance               2         165,733.00      0.35
United Guaranty                           8         750,078.00      1.59
LTV <=80                                267      32,546,205.00     69.06
-------------------------------------------------------------------------
Total:                                  385     $47,129,840.00    100.00%
-------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
-------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 20, 2004 14:41                 Page 4  of  4